Retirement Plans	12 Months Ended
Jan. 02, 2016
Compensation and Retirement Disclosure [Abstract]
Retirement Plans
RETIREMENT PLANS
Defined Contribution Plans: The Company has a 401(k) retirement savings plan that provides retirement benefits to substantially all full-time U.S. employees. Eligible employees may contribute a percentage of their annual compensation, subject to IRS limitations, with the Company matching a portion of the employees' contributions at the discretion of the Company's Board of Directors. In addition, the Company has defined contribution programs for employees in certain countries outside the United States. Company contributions under all defined contribution plans totaled $27 million in 2015 and $26 million each year in 2014 and 2013, respectively.
The Company also has a non-qualified deferred compensation plan that provides certain officers and employees the ability to defer a portion of their compensation until a later date. The deferred amounts and earnings thereon are payable to participants, or designated beneficiaries, at specified future dates upon retirement, death or termination from the Company. The deferred compensation liability, which is classified as other liabilities, was approximately $302 million and $301 million as of January 2, 2016 and January 3, 2015, respectively.
Defined Benefit Plans: The Company has funded and unfunded defined benefit plans for employees in certain countries outside the United States. The liability totaled $32 million and $31 million as of January 2, 2016 and January 3, 2015, respectively, which approximated the actuarial calculated unfunded liability. The amount of funded plan assets and the amount of pension expense was not material.